EXECUTION VERSION 781745840 19632855 AMENDMENT NO. 5 TO MASTER RECEIVABLES PURCHASE AGREEMENT This AMENDMENT NO. 5 to the MASTER RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 21, 2025, by and among HANESBRANDS INC., a Maryland corporation (“Hanes” and, in its capacity as seller, the “Seller” and, in its capacity as servicer, the “Servicer”), and MUFG BANK, LTD., as buyer (the “Buyer”). W I T N E S S E T H: WHEREAS, the Seller, the Servicer and the Buyer have heretofore entered into the Master Receivables Purchase Agreement, dated as of December 11, 2019 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Receivables Purchase Agreement”); and WHEREAS, the parties hereto wish to modify the Receivables Purchase Agreement upon the terms hereof; NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows: A G R E E M E N T: 1. Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Receivables Purchase Agreement. 2. Amendment to Receivables Purchase Agreement. The Receivables Purchase Agreement is amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A. 3. Conditions to Effectiveness. This Amendment shall be effective subject to the receipt by the Buyer of a counterpart of this Amendment executed by each of the other parties hereto. 4. Certain Representations, Warranties and Covenants. The Seller and Servicer hereby represents and warrants to the Buyer, as of the date hereof, that: (a) each of the representations and warranties made by the Seller and the Servicer in the Receivables Purchase Agreement and each of the other Transaction Documents is true and correct in all material respects as of the date hereof or, in the case of any representation or warranty that speaks as to a particular date or period, as of that particular date or period; (b) the execution and delivery by the Seller and the Servicer of this Amendment and the performance by the Seller and the Servicer of each Transaction Document to which it is party and each other document to be delivered by it thereunder, (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene, violate or breach (1) its charter or by-laws, (2) any Applicable Law, (3) any indenture, sale agreement, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which the Seller or the Servicer is a party or by which it or any of its respective property is bound, or (4) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property and (iv) do not result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, credit agreement, loan agreement, mortgage, deed of trust or other agreement or instrument, other than this Agreement and the other Transaction Documents, except in the case of clauses (iii)(2), (3) and (4) and clause (iv), where such contravention, violation or breach, or creation or imposition, could not reasonably be expected to result in a Material Adverse Change; (c) this Amendment has been duly executed and delivered by the Seller and the Servicer; Exhibit 10.2

Amendment No. 5 (MUFG/Hanes) 781745840 19632855 (d) this Amendment constitutes the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law); and (e) no Servicer Termination Event has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby. 5. Reference to, and Effect on, the Receivables Purchase Agreement and the Transaction Documents. (a) The Receivables Purchase Agreement (as specifically amended herein) and the other Transaction Documents shall remain in full force and effect and the Receivables Purchase Agreement and such other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto. (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Buyer, nor constitute a waiver of any provision of, the Receivables Purchase Agreement or any other Transaction Document. (c) After this Amendment becomes effective, all references in the Receivables Purchase Agreement or in any other Transaction Document to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. 6. Further Assurances. Each party hereto agrees that from time to time, at Servicer’s expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that any other party hereto may reasonably request in order to perfect, protect or more fully evidence or implement the transactions contemplated hereby. 7. Costs and Expenses. The Servicer agrees to pay on demand all actual and reasonable costs and expenses (including reasonable attorneys’ fees and expenses) the Buyer incurs in connection with the preparation, negotiation, documentation and delivery of this Amendment. 8. Transaction Document. This Amendment is a Transaction Document. 9. Successors and Assigns. This Amendment shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties. 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. 11. Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). 12. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or are given any substantive effect.

Amendment No. 5 (MUFG/Hanes) 781745840 19632855 13. Severability. Any provisions of this Amendment that are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Amendment No. 5 (MUFG/Hanes) 781745840 19632855 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. HANESBRANDS INC., as a Seller and as a Servicer By:______________________________________ Name: Title:

Amendment No. 5 (MUFG/Hanes) 781745840 19632855 MUFG BANK, LTD., as Buyer By:_______________________________________________ Name: Title: Matthew Hillman Digitally signed by Matthew Hillman Date: 2025.05.21 10:13:23 -04'00'

781745840 19632855 EXHIBIT A (Attached)

CONFORMED THROUGHEXECUTION VERSION EXHIBIT A to Amendment No. 45, dated as of June 6May 21, 20242025 MASTER RECEIVABLES PURCHASE AGREEMENT among HANESBRANDS INC., as Seller and Servicer, THE OTHER SELLERS AND SERVICERS FROM TIME TO TIME PARTY HERETO and MUFG BANK, LTD., as Buyer Dated as of December 11, 2019 781742516 19632855

Schedule II-1 781742516 19632855 Schedule II Account Debtors Ninety (90) days ACCOUNT DEBTOR DISCOUNT RATE Walmart, Inc. Non-Alternative Margin Receivables: $200,000,000 Alternative Margin Receivables: $100,000,000300,0 00,000 Amazon.com, Inc. Non-Alternative Margin Receivables: Base Rate + 1.25% Alternative Margin Receivables: Alternative Margin Base Rate + 1.35% DILUTION RESERVE PERCENTAGE 0% $100,000,000 13 days ACCOUNT DEBTOR PURCHASE SUBLIMIT Ninety (90) days Base Rate + 1.55% ACCOUNT DEBTOR BUFFER PERIOD 0% ACCOUNT DEBTOR NAME 6 days MAXIMUM TENOR

Exhibit A Certain Defined Terms A. Defined Terms. As used herein, the following terms shall have the following meanings: “Account Debtor” means a Person listed as an account debtor on Schedule II to this Agreement, as such Schedule may be modified or supplemented from time to time, as agreed to in writing by the Sellers and the Buyer in their respective sole and absolute discretion. “Account Debtor Buffer Period” means for each Account Debtor, the number of days set forth under the heading “Account Debtor Buffer Period” for such Account Debtor on Schedule II to this Agreement, as such Schedule may be modified or supplemented from time to time, as agreed to in writing by the Sellers and the Buyer in their respective sole and absolute discretion. “Account Debtor Discount Rate” means with respect to any Account Debtor, the “Account Debtor Discount Rate” specified for such Account Debtor on Schedule II to this Agreement, as such Schedule may be modified or supplemented from time to time, as agreed to in writing by the Sellers and the Buyer in their respective sole and absolute discretion. “Additional Seller” has the meaning set forth in Section 11 hereof. “Adjusted Due Date” means, with respect to any Purchased Receivable, the date that corresponds to the Due Date with respect to such Purchased Receivable plus the Account Debtor Buffer Period for the Account Debtor of such Purchased Receivable. “Adverse Claim” means any ownership interest or claim, mortgage, deed of trust, pledge, lien, security interest, hypothecation, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including, but not limited to, any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security; it being understood that any thereof in favor of, or assigned to, the Buyer shall not constitute an Adverse Claim. “Affiliate” when used with respect to a Person means any other current or future Person controlling, controlled by, or under common control with, such Person. For the purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management and policies, whether through the ownership of voting securities, by contract or otherwise. “Agreement” has the meaning set forth in the preamble hereto. “Alternative Margin Base Rate” means Term SOFR; provided, however, that if Term SOFR is less than 0%, then the Alternative Margin Base Rate shall be deemed to be 0%. “Alternative Margin Receivable” means any Purchased Receivable designated as such by the Purchaser in its sole discretion prior to, or simultaneously with, the purchase of such Purchased Receivable hereunder. “Anti-Corruption Laws” means all applicable laws, rules, or regulations pertaining to bribery or corruption, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, and any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions. “Applicable Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree, judgment, award or similar item of or by a Governmental Authority or any interpretation, implementation or application thereof. Exhibit A-1 781742516 19632855

“Base Rate” means Term SOFR plus the Credit Spread Adjustment; provided, however, that if Term SOFR plus the Credit Spread Adjustment is less than 0%, then the Base Rate shall be deemed to be 0%. “Benchmark” means, initially, as applicable, the Term SOFR Reference Rate for the applicable tenor of SOFR; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate for such tenor of SOFR, as applicable, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to the provisions hereof. “Benchmark Replacement” means with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Buyer and the Sellers giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the relevant Governmental Authority or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined and after giving effect to the Credit Spread Adjustment or the Benchmark Replacement Adjustment, respectively, would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Buyer and the Sellers giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the relevant Governmental Authority or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clauses (a) and (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein; and (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the date of the public statement or publication of information referenced therein. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein; (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official Exhibit A-2 781742516 19632855 with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein; or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that no tenor of such Benchmark that would permit the determination of such Benchmark for usage as set forth herein is, or as of a specified future date will be, representative. “Beneficial Ownership Rule” means 31 C.F.R. § 1010.230. “Business Day” means any day that is not a Saturday, Sunday or other day on which banks in New York City are required or permitted to close. “Buyer” has the meaning set forth in the preamble hereto. “Buyer’s Account” means the account specified as such in Exhibit G hereto, or such other bank account identified in writing by the Buyer to Seller from time to time. “Capital Stock” means, with respect to any Person, any and all common shares, preferred shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, partnership interests, limited liability company interests, membership interests or other equivalent interests and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other equity interests. “Certification of Beneficial Owner(s)” means a certification regarding beneficial ownership of a Seller as required by the Beneficial Ownership Rule. “Change of Control” means Hanes, at any time, (i) ceasing to own, directly or indirectly, free and clear of any Adverse Claim and on a fully diluted basis, one hundred percent (100%) of the Capital Stock of each Seller (other than Hanes) or (ii) ceasing to control each Seller (other than Hanes). For the purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management and policies, whether through the ownership of voting securities, by contract or otherwise. “Closing Date” means the date of this Agreement. “Collections” means, with respect to any Receivable: (a) all funds that are received by any Seller or Servicer or any Affiliate on their behalf in payment of any amounts owed in respect of such Receivable (including purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Receivable (including insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Account Debtor of such Receivable or any other Person directly or indirectly liable for the payment of such Receivable and available to be applied thereon), (b) all Deemed Collections, (c) all proceeds of all Related Security with respect to such Receivable and (d) all other proceeds of such Receivable. “Conforming Changes” means, with respect to the Base Rate, the Alternative Margin Base Rate or any alternative Benchmark, any conforming changes to the definition thereof, applicable tenor, timing of publication and frequency of determining such rate and making payments and other technical, administrative or operational matters Exhibit A-3 781742516 19632855 as may be appropriate, in the discretion of the Buyer, in consultation with the Sellers, to reflect the adoption and implementation of such rate, and to permit the administration thereof by the Buyer in a manner substantially consistent with market practice (or, if the Buyer determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rates exist, in such other manner of administration as the Buyer determines is reasonably necessary in connection with this Agreement). “Contract” means, for each Receivable, the invoice therefor and any other agreement or documentation between the applicable Seller and the applicable Account Debtor giving rise to, and/or setting forth terms and conditions related to the creation and payment of, such Receivable, including in each case any amendments. “Cost of Funds Rate” the rate of interest in effect for such day as publicly announced from time to time by the Buyer as its “reference rate” or “prime rate”, as applicable, which rate shall be determined and calculated by the Buyer in its sole discretion, taking into account factors including, but not limited to, the Buyer’s external and internal funding costs and prevailing interbank market rates and conditions. Notwithstanding the foregoing, if the Cost of Funds Rate shall be less than 0%, such rate shall be deemed 0% for purposes of this Agreement. “Credit and Collection Policy” means, as the context may require, those receivables credit and collection policies and practices of each Seller and Servicer in effect on the date hereof as modified in compliance with this Agreement. “Credit Spread Adjustment” means, with respect to any Purchased Receivable, the percentage applicable to the relevant Discount Period identified by the Buyer to serve as the basis upon which the Buyer adjusts Term SOFR or SOFR from time to time, in respect of such Purchased Receivable, which percentage shall be made available to the Sellers in a manner determined by the Buyer from time to time. Each determination of the Credit Spread Adjustment shall be in the sole and absolute discretion of the Buyer. “Deemed Collection” has the meaning set forth in Section 5(a) hereof. “Dilution” means on any date after the date of the related Purchase Date with respect to a Purchased Receivable, an amount equal to the sum, without duplication, of the aggregate reduction effected on such day in the outstanding balance of such Purchased Receivable attributable to any non-cash items including credits, rebates, billing errors, sales or similar taxes, cash discounts, volume discounts, allowances, chargebacks, returned or repossessed goods, sales and marketing discounts, warranties, any unapplied credit memos and other non-cash adjustments or reductions that are made in respect of Account Debtors; provided, however, that (a) writeoffs to the extent related to the financial or credit condition of an Account Debtor (including the occurrence of an Insolvency Event with respect to the applicable Account Debtor) and (b) Disputes, in each case, shall not constitute Dilution. “Dilution Reserve” means with respect to any Purchased Receivable, initially, the Net Invoice Amount of such Purchased Receivable multiplied by the Dilution Reserve Percentage applicable to such Purchased Receivable, as such amount is reduced through the payment to Seller or application to any Dilutions from time to time after the Purchase Date for such Purchased Receivable in accordance with the terms of this Agreement. “Dilution Reserve Percentage” means, with respect to Purchased Receivables owed by an Account Debtor, the percentage forth under the heading “Dilution Reserve Percentage” for such Account Debtor on Schedule II to this Agreement, as such Schedule may be modified or supplemented from time to time, as agreed to in writing by the Sellers and the Buyer in their respective sole and absolute discretion. “Dilution Reserve Report” has the meaning set forth in Section 4(g). “Discount” means, with respect to each Purchased Receivable purchased on a Purchase Date related to a specific Account Debtor, the discount cost applied by the Buyer to such Purchased Receivable, equal to the product of (a)(i) if the Purchase Request for such Purchased Receivable was not received at least two (2) Business Days’ prior to the applicable Purchase Date in accordance with Section 1(d)(i), the Cost of Funds Rate and, (ii) otherwise, Exhibit A-4 781742516 19632855

“Indemnified Amounts” has the meaning set forth in Section 4(i) hereof. “Indemnified Person” has the meaning set forth in Section 4(i) hereof. “Interpolated Rate” means, with respect to any Purchased Receivable for which a published Term SOFR Reference Rate is not available for a tenor comparable to the relevant Discount Period, the rate per annum (rounded to the same number of decimal places as the Term SOFR Reference Rate) determined by the Buyer (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) Term SOFR for the longest period for which a Term SOFR Reference Rate is available that is shorter than the relevant Discount Period plus the Credit Spread Adjustment; and (b) Term SOFR for the shortest period for which a Term SOFR Reference Rate is available that exceeds the relevant Discount Period plus the Credit Spread Adjustment, with Term SOFR, in each case, determined using the applicable publication date specified in the definition of “Term SOFR”. Without limiting the generality of the foregoing, if the relevant Discount Period is less than one (1) month, the Interpolated Rate shall be equal to the rate that results from interpolating on a linear basis between: (c) SOFR plus the Credit Spread Adjustment, with SOFR determined using the publication date specified in the definition of “SOFR”; and (d) Term SOFR for a one (1) month tenor plus the Credit Spread Adjustment, with Term SOFR determined using the publication date specified in the definition of “Term SOFR”. Notwithstanding the foregoing, if the sum of the values described in clauses (a), (b), (c) or (d) above, is less than 0%, then the sum of the values described in any such clause that is less than 0% shall be deemed to be 0% for purposes of this Agreement. “Insolvency Event” shall mean (i) with respect to an Account Debtor, the inability of such Account Debtor to pay any amount owed when due in respect of a Purchased Receivable as a result of the bankruptcy, insolvency or other financial inability of such Account Debtor to make such payment and (ii) with respect to any Person (including an Account Debtor), such Person shall fail to pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of thirty (30) days (or, when used with respect to any Seller, Servicer or the Performance Guarantor), forty-five (45) days), or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or such Person shall take any action to authorize any of the actions set forth above in this clause (ii). “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time. “Hanes Subject Financing Statement” means the financing statement with file number 0000000181385670 filed by Wells Fargo Bank, National Association (as successor to Wachovia Bank, National Association) with the Department of Assessments and Taxation of the State of Maryland against Hanes. “Joinder Agreement” means a joinder agreement in form and substance satisfactory to the Buyer in all respects. “Material Adverse Change” means, with respect to any Seller, Servicer or Performance Guarantor, an event or circumstance that results in, or could reasonably be expect to result in, a material adverse change in: (i) the business, assets, operations or financial condition of the Sellers, Servicers and Performance Guarantor, taken as a whole; Exhibit A-6 781742516 19632855

(ii) the ability of the Sellers, Servicers and Performance Guarantor, taken as a whole, to perform their obligations under this Agreement or any other Transaction Document; (iii) the status, existence, perfection, priority, enforceability or other rights and remedies of the Buyer associated with its interests in the Purchased Receivables or any material portion thereof; or (iv) (a) the validity or enforceability against any Seller, Servicer or the Performance Guarantor of any Transaction Document or any Contract or (b) the validity, enforceability or collectability of a material portion of the Purchased Receivables, including if such event or circumstance would increase the days to pay or Dilution with respect to a material portion of the Purchased Receivables (other than due to the applicable Account Debtor’s financial or credit condition (including, without limitation, the occurrence of an Insolvency Event with respect to the applicable Account Debtor)). “Maximum Outstanding Purchase Amount” means $400,000,000. “Maximum Tenor” means with respect to any Account Debtor, the “Maximum Tenor” specified for such Account Debtor on Schedule II to this Agreement, as such Schedule may be modified or supplemented from time to time, as agreed to in writing by the Sellers and the Buyer in their respective sole and absolute discretion. “MUFG Bank” has the meaning set forth in the preamble hereto. “MUFG Platform” means the Buyer’s communication tool accessible via the internet to enable clients to offer various Receivables for sale to the Buyer and for the loading approval and monitoring of such Receivables on a platform, the terms of use of which are set out in Annex I and are hereby incorporated herein. “Net Invoice Amount” means the amount of the applicable Purchased Receivable shown on the invoice for such Purchased Receivable as the total amount payable by the related Account Debtor (net of any Dilution, discounts, credits or other allowances shown on such invoice and agreed to prior to the Purchase Date). “Non-Alternative Margin Receivable” means any Purchased Receivable other than a Alternative Margin Receivable. “Non-Payment Report” has the meaning set forth in Section 4(h). “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Outstanding Purchase Amount” means, as of any time of determination and with respect to a Purchased Receivable, (x) the Net Invoice Amount for such Purchased Receivable, minus (y) the aggregate amount of all Collections with respect to such Purchased Receivable that have been deposited into the Buyer’s Account as of such time. When such term is used without reference to any specific Purchased Receivables, it shall constitute a reference to all Purchased Receivables. “Overdue Payment Rate” means 2% per annum over and above the highest Account Debtor Discount Rate in effect at such time. “PATRIOT Act” has the meaning set forth in Section 13(l). “Performance Guarantor” means any Person that has guaranteed the performance obligations of the Sellers under this Agreement. “Performance Guaranty” means a performance guaranty entered into by any Performance Guarantor in favor of the Buyer. Exhibit A-7 781742516 19632855

(vi) all books, records and other information (including computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable and the related Account Debtor. “Sales Transaction Taxes” has the meaning set forth in Section 5(d). “Sanctioned Person” means any Person: (a) listed on, and/or targeted by, any Sanctions; (b) resident, operating, or organized under the laws of, a comprehensively Sanctioned country or territory; or (c) who is directly or indirectly owned or controlled by any such Person or Persons. “Sanctions” means any financial, economic, or trade sanctions laws, regulations, rules, decisions, embargoes and/or restrictive measures imposed, administered or enforced by the Government of Japan, the Government of the United States, the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, the Department of Foreign Affairs and Trade or the Minister of Foreign Affairs of Australia, or the Hong Kong Monetary Authority. “Seller” has the meaning set forth in the preamble hereto. “Sellers’ Account” means the account specified as such in Exhibit G hereto, or such other bank account identified in writing by the Sellers to the Buyer from time to time. “Servicer” has the meaning set forth in Section 4(a) hereof. “Servicer Termination Event” means an event specified in Exhibit F hereto. “Settlement Date” means each Wednesday (unless any such day is not a Business Day, in which case, the next Business Day thereafter shall be a Settlement Date). “SOFR” means a rate equal to the secured overnight financing rate, as such rate is published by the SOFR Administrator two (2) Business Days prior to the applicable Purchase Date (or if SOFR is not published on such Business Day, then SOFR as most recently published by the SOFR Administrator). “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Solvent” means, with respect to any Person and as of any particular date, (i) the present fair market value (or present fair saleable value) of the assets of such Person is not less than the total amount required to pay the probable liabilities of such Person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) such Person is not incurring debts or liabilities beyond its ability to pay such debts and liabilities as they mature and (iv) such Person is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. “Subject Financing Statement” means the Hanes Subject Financing Statement. “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the Capital Stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, Exhibit A-9 781742516 19632855